VINTAGE MUTUAL FUNDS, INC.


                                  EXHIBIT # 17


                  SCHEDULE OF CALCULATIONS OF YIELD QUOTATIONS

                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                             GOVERNMENT ASSETS FUND
                                    T SHARES


                   ENDING                                           EARNINGS
                  DIVIDEND                       SHARES               PER
                  PAYABLE     EARNINGS        OUTSTANDING            SHARE

24-Mar-98       $496,670.66   $19,678.83      151,882,649.35
25-Mar-98       $516,025.83   $19,359.51      148,607,209.02       0.0001302730
26-Mar-98       $534,874.30   $18,849.30      144,927,699.24       0.0001300600
27-Mar-98       $553,863.12   $18,988.82      146,392,175.91       0.0001297120
28-Mar-98       $572,851.94   $18,988.82      146,392,175.91       0.0001297120
29-Mar-98       $591,840.76   $18,988.82      146,392,175.91       0.0001297120
30-Mar-98       $611,384.82   $20,098.27      153,161,148.62       0.0001312230
31-Mar-98       $631,885.90   $20,612.71      155,146,125.50       0.0001328600

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31            0.0009135520


BASE PERIOD RETURN =                            0.000913552
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        4.76%
BASE PERIOD RETURN * (365/7)                    0.047635212

EFFECTIVE YIELD =                               0.048689107
((1+CURRENT YIELD/12)^12)-1                            4.87%

                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    S SHARES


                   ENDING                                           EARNINGS
                  DIVIDEND                       SHARES               PER
                  PAYABLE     EARNINGS        OUTSTANDING            SHARE

24-Mar-98       $197,534.25   $8,207.73       66,334,703.14
25-Mar-98       $206,171.53   $8,637.28       68,722,737.54       0.0001256830
26-Mar-98       $214,730.66   $8,559.13       68,353,309.45       0.0001252190
27-Mar-98       $223,376.30   $8,645.64       69,464,633.13       0.0001244610
28-Mar-98       $232,021.94   $8,645.64       69,464,633.13       0.0001244610
29-Mar-98       $240,667.58   $8,645.64       69,464,633.13       0.0001244610
30-Mar-98       $249,637.65   $8,970.07       71,075,976.41       0.0001262040
31-Mar-98       $258,576.29   $8,938.65       69,514,376.09       0.0001285871

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31            0.0008790761


BASE PERIOD RETURN =                            0.000879076
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        4.58%
BASE PERIOD RETURN * (365/7)                    0.045837539

EFFECTIVE YIELD =                               0.046812902
((1+CURRENT YIELD/12)^12)-1                            4.68%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                   S-2 SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Mar-98      $15,401.51      $624.25         4,780,541.91
25-Mar-98      $16,047.93      $646.42         4,877,461.80        0.0001325320
26-Mar-98      $16,703.22      $655.29         4,961,784.30        0.0001320674
27-Mar-98      $17,413.73      $710.51         5,410,895.78        0.0001313110
28-Mar-98      $18,124.24      $710.51         5,410,895.78        0.0001313110
29-Mar-98      $18,834.75      $710.51         5,410,895.78        0.0001313110
30-Mar-98      $19,645.52      $810.77         6,093,538.32        0.0001335541
31-Mar-98      $20,384.11      $738.59         5,453,417.18        0.0001354362

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31             0.0009270226


BASE PERIOD RETURN =                            0.000927023
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        4.83%
BASE PERIOD RETURN * (365/7)                    0.048337608

EFFECTIVE YIELD =                               0.049423025
((1+CURRENT YIELD/12)^12)-1                            4.94%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    T SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Mar-98       $46,109.89    $2,086.41       15,181,610.97
25-Mar-98       $48,331.59    $2,221.70       15,939,745.61        0.0001393811
26-Mar-98       $50,661.77    $2,330.18       16,773,751.13        0.0001389182
27-Mar-98       $52,747.45    $2,085.68       15,096,144.18        0.0001381598
28-Mar-98       $54,833.13    $2,085.68       15,096,144.18        0.0001381598
29-Mar-98       $56,918.81    $2,085.68       15,096,144.18        0.0001381598
30-Mar-98       $59,430.66    $2,511.85       17,954,238.26        0.0001399029
31-Mar-98       $61,728.20    $2,297.54       16,147,416.31        0.0001422853

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31             0.0009749669


BASE PERIOD RETURN =                            0.000974967
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        5.08%
BASE PERIOD RETURN * (365/7)                    0.050837562

EFFECTIVE YIELD =                               0.052038993
((1+CURRENT YIELD/12)^12)-1                            5.20%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    I SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                PER
                 PAYABLE      EARNINGS         OUTSTANDING            SHARE

24-Mar-98       $39,255.01    $2,001.77        14,142,812.82
25-Mar-98       $41,258.58    $2,003.57        13,963,031.46        0.0001434910
26-Mar-98       $43,279.96    $2,021.38        14,132,861.69        0.0001430269
27-Mar-98       $45,270.01    $1,990.05        13,987,840.50        0.0001422700
28-Mar-98       $47,260.06    $1,990.05        13,987,840.50        0.0001422700
29-Mar-98       $49,250.11    $1,990.05        13,987,840.50        0.0001422700
30-Mar-98       $51,231.92    $1,981.81        13,761,344.02        0.0001440128
31-Mar-98       $53,241.76    $2,009.84        13,728,858.79        0.0001463953

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31              0.0010037361


BASE PERIOD RETURN =                            0.001003736
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        5.23%
BASE PERIOD RETURN * (365/7)                    0.052337666

EFFECTIVE YIELD =                               0.053611580
((1+CURRENT YIELD/12)^12)-1                            5.36%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                              MUNICIPAL ASSETS FUND
                                    S SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Mar-98       $11,126.12     $559.99         7,288,655.59
25-Mar-98       $11,690.01     $563.89         7,246,229.76        0.0000778184
26-Mar-98       $12,255.52     $565.51         7,184,537.75        0.0000787121
27-Mar-98       $12,828.80     $573.27         7,130,879.08        0.0000803926
28-Mar-98       $13,402.07     $573.27         7,130,879.08        0.0000803926
29-Mar-98       $13,975.34     $573.27         7,130,879.08        0.0000803926
30-Mar-98       $14,538.81     $563.47         7,148,154.09        0.0000788273
31-Mar-98       $15,100.87     $562.06         7,101,590.11        0.0000791457

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31             0.0005556813


BASE PERIOD RETURN =                            0.000555681
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        2.90%
BASE PERIOD RETURN * (365/7)                    0.028974812

EFFECTIVE YIELD =                               0.029362715
((1+CURRENT YIELD/12)^12)-1                            2.94%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                              MUNICIPAL ASSETS FUND
                                    T SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                PER
                 PAYABLE       EARNINGS        OUTSTANDING            SHARE

24-Mar-98       $21,514.67       $984.40      11,763,850.99
25-Mar-98       $22,481.95       $967.28      11,424,399.14        0.0000846679
26-Mar-98       $23,466.12       $984.17      11,502,531.48        0.0000855612
27-Mar-98       $24,472.69     $1,006.57      11,537,564.21        0.0000872429
28-Mar-98       $25,479.26     $1,006.57      11,537,564.21        0.0000872429
29-Mar-98       $26,485.84     $1,006.57      11,537,564.21        0.0000872429
30-Mar-98       $27,495.77     $1,009.93      11,787,724.78        0.0000856764
31-Mar-98       $28,528.10     $1,032.33      12,004,572.97        0.0000859947

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31             0.0006036288


BASE PERIOD RETURN =                            0.000603629
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        3.15%
BASE PERIOD RETURN * (365/7)                    0.031474929

EFFECTIVE YIELD =                               0.031932980
((1+CURRENT YIELD/12)^12)-1                            3.19%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                              MUNICIPAL ASSETS FUND
                                    I SHARES


                ENDING                                                EARNINGS
               DIVIDEND                        SHARES                   PER
               PAYABLE       EARNINGS        OUTSTANDING               SHARE

24-Mar-98     $42,163.63     $1,842.97      20,992,990.93
25-Mar-98     $43,964.50     $1,800.87      20,285,133.46          0.0000887778
26-Mar-98     $45,770.85     $1,806.35      20,144,232.51          0.0000896708
27-Mar-98     $47,607.79     $1,836.94      20,108,322.63          0.0000913522
28-Mar-98     $49,444.73     $1,836.94      20,108,322.63          0.0000913522
29-Mar-98     $51,281.66     $1,836.94      20,108,322.63          0.0000913522
30-Mar-98     $53,088.16     $1,806.50      20,120,035.83          0.0000897861
31-Mar-98     $54,891.18     $1,803.02      20,010,251.03          0.0000901048

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED MARCH 31             0.0006323963


BASE PERIOD RETURN =                          0.000632396
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                      3.30%
BASE PERIOD RETURN * (365/7)                  0.032974948

EFFECTIVE YIELD =                             0.033477909
((1+CURRENT YIELD/12)^12)-1                          3.35%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                         VINTAGE LIMITED TERM BOND FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 06/15/95 to 03/31/98 ) :
        ( 1,157.03 / 1000 ( CARET SYMBOL ) ( 1 / ( 1020 / 365) ) - 1) =  5.36%
One Year: ( 03/31/97 to 03/31/98 ) :
        ( 1,085.10 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  8.51%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                                VINTAGE BOND FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 07/07/95 to 03/31/98 ) :
         ( 1,204.70 / 1000 ( CARET SYMBOL ) ( 1 / ( 999 / 365) ) - 1) =  7.04%
One Year:  ( 03/31/97 to 03/31/98 ) :
         ( 1,119.30 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  11.93%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                               VINTAGE INCOME FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/15/92 to 03/31/98 ) :
        ( 1,358.27/ 1000 ( CARET SYMBOL ) ( 1 / ( 1933 / 365) ) - 1) =  5.95%
One Year: ( 03/31/97 to 03/31/98 ) :
        ( 1,093.10 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  9.31%
Five Year: (03/31/93 TO 03/31/98 ):
        ( 1,299.54 / 1000 ( CARET SYMBOL ) (1 / ( 1826 / 365) ) - 1) = 5.38%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                           VINTAGE MUNICIPAL BOND FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 02/16/93 to 03/31/98 ) :
        ( 1,306.31 / 1000 ( CARET SYMBOL ) ( 1 / ( 1869 / 365) ) - 1) =  5.36%
One Year: ( 03/31/97 to 03/31/98 ) :
        ( 1,078.90 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  7.89%
Five Year: (03/31/93 TO 03/31/98 ):
        ( 1,348.36 / 1000 ( CARET SYMBOL ) (1 / ( 1826 / 365) ) - 1) = 6.16%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                              VINTAGE BALANCED FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 05/31/95 to 03/31/98 ) :
     ( 1,679.15 / 1000 ( CARET SYMBOL ) ( 1 / ( 1035 / 365) ) - 1) =  20.05%
One Year: ( 03/31/97 to 03/31/98 ) :
     ( 1,334.60 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  33.46%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                         VINTAGE EQUITY FUND - T SHARES

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/15/92 to 03/31/98 ) :
         ( 2,667.88 / 1000 ( CARET SYMBOL ) ( 1 / ( 1922 / 365) ) - 1) = 20.36%
One Year: ( 03/31/97 to 03/31/98 ) :
         ( 1,456.1 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) = 45.61%
Five Year: (03/31/93 TO 03/31/98 ):
         ( 2,604.48 / 1000 ( CARET SYMBOL ) (1 / ( 1826 / 365) ) - 1) = 21.10%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                         VINTAGE EQUITY FUND - S SHARES

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/15/92 to 03/31/98 ) :
         ( 2,661.61 / 1000 ( CARET SYMBOL ) ( 1 / ( 1933 / 365) ) - 1) = 20.35%
One Year: ( 03/31/97 to 03/31/98 ) :
         ( 1,455.40 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) = 45.54%
Five Year: (03/31/93 TO 03/31/98 ):
         ( 2,602.33 / 1000 ( CARET SYMBOL ) (1 / ( 1826 / 365) ) - 1) = 21.08%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                         VINTAGE AGGRESSIVE GROWTH FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 10/02/95 to 03/31/98 ) :
    ( 1,752.18 / 1000 ( CARET SYMBOL ) ( 1 / ( 912 / 365) ) - 1) =  25.17%
One Year: ( 03/31/97 to 03/31/98 ) :
    ( 1,468.20 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  46.82%

                               VINTAGE FUNDS, INC
             '30 DAY SEC YIELD FOR THE PERIOD ENDED MARCH 31, 1998

                             LIMITED TERM BOND FUND


                             190,902.14  Total Income
                             (35,746.62) Total Expenses
                             ----------
                             155,155.52  Net Income

                         3,967,891.2393  Average Shares
                                 9.9900  Maximum Offering Price
                                 ------
                        39,639,233.4806  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         4.74%

--------------------------------------------------------------------------------

                                   BOND FUND


                              36,959.92  Total Income
                              (5,772.39) Total Expenses
                              ---------
                              31,187.53  Net Income

                           722,872.9814  Average Shares
                                 9.8600  Maximum Offering Price
                                 ------
                         7,127,527.5966  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         5.31%

--------------------------------------------------------------------------------

                                  INCOME FUND


                             542,259.29  Total Income
                             (83,948.24) Total Expenses
                             ----------
                             458,311.05  Net Income

                        10,368,575.1541  Average Shares
                                10.0400  Maximum Offering Price
                                -------
                       104,100,494.5472  Shareholder Equity

        2((730.91/164,241.9792)+1)^6-1)=              5.34%

--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND


                             180,745.11  Total Income
                             (40,485.95) Total Expenses
                             ----------
                             140,259.16  Net Income

                         4,525,323.6571  Average Shares
                                10.6000  Maximum Offering Price
                                -------
                        47,968,430.7653  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         3.53%

--------------------------------------------------------------------------------

                                 BALANCED FUND


                             149,947.98  Total Income
                             (65,797.39) Total Expenses
                             ----------
                              84,150.59  Net Income

                         4,182,728.7203  Average Shares
                                15.0500  Maximum Offering Price
                                -------
                        62,950,067.2405  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         1.61%

--------------------------------------------------------------------------------

                                  EQUITY FUND


                             421,584.46  Total Income
                            (510,753.24) Total Expenses
                            -----------
                             (89,168.78) Net Income

                        22,427,238.4998  Average Shares
                                21.0500  Maximum Offering Price
                                -------
                       472,093,370.4208  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         -0.23%

--------------------------------------------------------------------------------

                             AGGRESSIVE GROWTH FUND


                              58,474.50  Total Income
                            (117,143.93) Total Expenses
                            -----------
                            (58,669.43)  Net Income

                         5,962,841.5780  Average Shares
                                16.9900  Maximum Offering Price
                                -------
                       101,308,678.4102  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         -0.69%